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                                                                      EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (No. 333-93727) of Instron Corporation of our reports dated March 14, 2000 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


                                                /s/ PricewaterhouseCoopers LLP
                                                -------------------------------
                                                PricewaterhouseCoopers LLP
Boston, Massachusetts
March 30, 2000